FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and
entered into as of this      day of May, 1997, by and between AMBASSADOR VIII,
L.P., a Delaware limited partnership ("Purchaser") and CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership and CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership (together "Seller").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale, dated as of April 30, 1997, (the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. The parties hereby agree to substitute the revised Schedule 16.2.1. (attached hereto as Schedule 16.2.1.) and insert Schedule 16.2.4. (attached hereto as Schedule 16.2.4.) into the Agreement.

3. The following sentence is inserted after the word "corrected" at the end of Paragraph 16.2.2. of the Agreement: ", except for the notices referenced on
Schedule 16.2.2." Schedule 16.2.2. (attached hereto as Schedule 16.2.2.) is hereby inserted after Schedule 16.2.1.

4.   Seller hereby agrees to cure, at its sole cost, the matters disclosed on
Schedule 16.2.2. prior to Closing. In the event that Seller is unable to completely cure the matters described in the immediately preceding sentence prior to Closing, Seller shall provide Purchaser with a credit at Closing for the amount of money, determined by a reasonable good faith estimate agreed upon by both Seller and Purchaser, necessary to cure the matters.

5. The service contract list attached hereto as Exhibit H is hereby substituted into the Agreement, replacing the previous Exhibit H. Notwithstanding Paragraph 9.2.3. of the Agreement, Purchaser agrees to assume the following service contracts at Closing: Web Service Company (2), Paragon Cable, City Public Service Board (3), Crusader Landscape Management, Inc., and Westinghouse Security Systems, Inc. Seller shall be solely responsible for any costs associated with the termination of any service contracts that are not being assigned to, and assumed by, Purchaser at Closing.
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6.   Seller agrees to give Purchaser a credit at Closing for the amount of any upfront inducement fees that Seller has received in connection with the service contracts with Web Service Company that are attributable to the time period of Purchaser's ownership of the Property.

7. The second to last sentence of Paragraph 7.5.3. of the Agreement is hereby deleted and the following sentence inserted in its place: "Seller shall not apply any security deposit to rent due for any tenant unless such tenant shall be in default under its lease, and in the event payment of rent more than one month in advance is made by any tenant of the Property such payment shall be fully disclosed to Purchaser and Purchaser shall receive a credit at Closing to the extent such advance rent is attributable to any period of time after Closing."

8. The deadline for Purchaser's right to terminate if Purchaser's board of approval does not approve the transaction contemplated in the Agreement (as set forth in Paragraph 7.1 of the Agreement) is hereby extended from May 7, 1997, until 5:00 p.m. Chicago time on May 9, 1997. If written notice of such termination is not received by Seller prior to 5:00 p.m. Chicago time on May 9, 1997, then the right of Purchaser to terminate the Agreement pursuant to Paragraph 7.1 of the Agreement shall be waived.

9. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

10. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                         PURCHASER:
                         ----------

                         AMBASSADOR VIII, L.P., a Delaware limited partnership

                         By:  Ambassador Apartments, Inc., a Maryland
                              corporation

                              By:/s/ Adam D. Peterson
                                   -------------------
                              Name:  Adam D. Peterson
                                   -------------------
                              Its:   Executive Vice President
                                   --------------------------

                         SELLER:
                         -------

                         CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - I, Inc.,
                              an Illinois corporation, its general
                              partner

                              By:/s/Jerry M. Ogle
                                   -----------------
                              Name: Jerry M. Ogle
                                   ------------------
                              Its:  Managing Director and Secretary
                                   --------------------------------

                         CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - II, Inc.,
                              an Illinois corporation, its general
                              partner

                              By:/s/Jerry M. Ogle
                                   -----------------
                              Name: Jerry M. Ogle
                                   -----------------
                              Its:  Managing Director and Secretary
                                   --------------------------------
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